UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

August 2, 2010

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-32352	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2010, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of News Corporation (the “Company”) approved new criteria pursuant to which it would base its determination to pay annual bonus and long-term incentive awards to certain of the Company’s named executive officers, including Messrs. K. Rupert Murdoch, Chase Carey, David F. DeVoe and James R. Murdoch (the “Eligible Officers”), beginning for the fiscal year ending June 30, 2011. The new compensation framework is intended to increase the total portion of each Eligible Officer’s compensation that is performance-based and that is tied to the Company’s equity and will be made in lieu of the Company’s EPS-based annual bonus and discretionary long-term equity awards granted previously and described in the Company’s proxy statement filed on August 20, 2009.

Annual Bonuses

Beginning for the fiscal year ending June 30, 2011, Eligible Officers will be eligible to receive annual bonuses, two-thirds of which will be based on financial and operating performance as compared to the Company’s annual budget, taking into account a range of factors without pre-determined weights on these factors, and one-third of which will be based on qualitative factors, including, but not limited to, individual and group contributions to the Company’s financial and non-financial objectives (the “Annual Bonus”). These Annual Bonuses will be paid in cash. The payment of the Annual Bonus to each Eligible Officer is conditioned upon the funding of a bonus pool for the Eligible Officers based on the attainment of one or more pre-established objective performance measures that shall be determined by the Compensation Committee within the 90 day period after the beginning of the fiscal year (the “Annual Bonus Condition”). If the Annual Bonus Condition is met, the Eligible Officer shall be entitled to receive an Annual Bonus based on the Compensation Committee’s assessment of the factors described above.

For the Annual Bonus for fiscal 2011, the Compensation Committee approved the following target and maximum bonus opportunities for each of the Eligible Officers:

Eligible Officer	Fiscal 2011 Target Annual Bonus Opportunity	Fiscal 2011 Maximum Annual Bonus Opportunity
K. Rupert Murdoch	$12.5 million	$25.0 million
Chase Carey	$10.0 million	$20.0 million
James R. Murdoch	$6.0 million	$12.0 million
David F. DeVoe	$5.0 million	$10.0 million

Performance-Based Long Term Incentive Awards

In order to align the Eligible Officers’ interests with those of the Company’s stockholders and reward the Eligible Officers for superior results, the Compensation Committee approved the annual grant of performance stock units that will have a three year performance measurement period (the “PSUs”) beginning for the fiscal year ending June 30, 2011. Each PSU represents the right to receive the U.S. dollar value of one share of News Corporation’s Class A common stock, par value $0.01 per share (“Class A Common Stock”) in cash. The PSUs shall be awarded under the Company’s 2005 Long-Term Incentive Plan (the “LTIP”). The PSUs will be paid in cash after the completion of the three year performance period, subject to the satisfaction of one or more pre-established objective performance measures that shall be determined by the Compensation Committee within the 90 day period after the beginning of the fiscal year (the “PSU Performance Condition”). If the Performance Condition is met, the actual number of PSUs to be awarded to each Eligible Officer shall be the number of PSUs payable based on the achievement of the following performance metrics compared to performance targets established within the 90 day period after the beginning of the fiscal year: (i) average year over year adjusted earnings per share growth (“EPS”), (ii) average year over year adjusted free cash flow growth (“FCF”) and (iii) the Company’s 3-year total shareholder return (“TSR”) compared with the 3-year TSR of the companies that comprise the S&P 500 (excluding financial and energy sector companies), and the target weighting for these performance metrics will be 40%, 40% and 20%, respectively. These performance-based metrics will be evaluated and certified by the Compensation Committee at the end of the three year performance period.

The terms and conditions for the PSUs (the “Terms and Conditions”) are set forth in Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

For the fiscal 2011-2013 performance period, the Compensation Committee approved the following target PSU opportunities (each, a “PSU Target Value”) and the PSU Target Number (as defined below) for each of the Eligible Officers:

Eligible Officer	Fiscal 2011 Target PSU Bonus Opportunity ($ value)	Fiscal 2011 Target PSU Bonus Opportunity (number of PSUs)
K. Rupert Murdoch	$4.0 million	304,414
Chase Carey	$10.0 million	761,035
James R. Murdoch	$6.0 million	456,621
David F. DeVoe	$2.5 million	190,258

In addition, the maximum PSU opportunity (the “PSU Maximum Opportunity”) for each Eligible Officer shall be no greater than 150% of the PSU Target Number where the “PSU Target Number” is determined by dividing the PSU Target Value by the 20 trading day average price of the Company’s Class A common stock, par value $0.01 per share, ending on the June 30 of the prior fiscal year, provided that such PSU Maximum Opportunity shall also be subject to the limitations set forth in the LTIP.

Executive Letter Agreements

In connection with the Compensation Committee’s adoption of new criteria for the Annual Bonus and PSU awards made to Eligible Officers, the Compensation Committee entered into letter agreements with Messrs. K. Rupert Murdoch, James R. Murdoch and David DeVoe (the “Executives”) informing them of the new criteria and their specific target opportunities for the 2011 grants (collectively, the “Executive Letter Agreements”). In addition, the Executive Letter Agreements provided terms upon which the Annual Bonus and PSUs would be paid upon an event of termination.

With respect to the Annual Bonus, in the event of a termination due to death or disability, the Executives would receive (i) any Annual Bonus earned but not yet paid in respect of any fiscal year or other period ending prior to the date of termination and (ii) a pro-rata portion of the Annual Bonus that the Executive would have earned for the then-current fiscal year if such termination had not occurred, calculated based on the pre-determined target Annual Bonus amount established by the Compensation Committee at the beginning of such fiscal year. In the event of a termination for any reason other than death or disability, the Executive would receive (i) any Annual Bonus earned but not yet paid in respect of any fiscal year or other period ending prior to the date of termination and (ii) a pro-rata portion of the Annual Bonus that the Executive would have earned for the then-current fiscal year if such termination had not occurred, calculated based solely on the financial and operating performance criteria established by the Compensation Committee as described above.

With respect to the PSUs, in the event of any type of termination on or prior to the last day of the first fiscal year of the applicable performance period, the Executive would forfeit the entire award.

With respect to PSUs awarded to Mr. K.R. Murdoch, in the event of a termination by the Company for cause that occurs within the second or third fiscal years of the applicable performance period, Mr. K. R. Murdoch will be entitled to receive the pro rata value of any award which will be calculated at the end of the performance period. Furthermore, with respect to Mr. K.R. Murdoch, in the event of a termination for any reason other than for cause, Mr. K.R. Murdoch would be entitled to receive the full value of any award which will be calculated at the end of the performance period as if no termination had occurred and such award shall be payable when such award would have been paid had no termination occurred.

With respect to the PSUs awarded to Messrs. J.R. Murdoch and DeVoe, in the event of a termination due to death or disability, by the Company without cause or by the Executive with good reason or due to retirement that occurs within the second or third fiscal years of the applicable performance period, Messrs. J.R. Murdoch and DeVoe will be entitled to receive the full value of any award which will be calculated at the end of the performance period as if no termination had occurred and such award shall be payable when such award would have been paid had no termination occurred. Furthermore, in the event of a termination by the Company for cause or by the Executive without good reason that occurs within the second or third fiscal years of the applicable performance period, Messrs. J.R. Murdoch and DeVoe will be entitled to the pro rata value of any award which will be calculated at the end of the performance period.

Employment Letter Agreement of David DeVoe

On August 2, 2010, the Compensation Committee approved an employment letter agreement with David DeVoe (the “DeVoe Employment Letter Agreement”) amending the terms of the employment agreement between News America Incorporated, a wholly-owned subsidiary of the Company, and David DeVoe, dated as of November 15, 2004, as amended on December 16, 2008 (the “DeVoe Employment Agreement”). Pursuant to the DeVoe Employment Letter Agreement, the term of the DeVoe Employment Agreement shall be extended for a period of five years from November 14, 2009 to November 14, 2014.

In connection with Mr. DeVoe’s execution of the DeVoe Letter Agreement, the Company will grant Mr. DeVoe an award of cash-settled restricted stock units (the “Bonus RSUs”) equivalent to $5 million in value based on the 20 day trailing average closing price of the Company’s Class A common stock, par value $0.01 per share, through August 4, 2010, the date of grant. Twenty-five percent of the Bonus RSUs shall vest on each of August 6, 2010, November 15, 2010, November 15, 2011 and November 15, 2012. The Bonus RSUs shall be granted under, and in accordance with the terms of the LTIP and the Restricted Stock Unit Agreement for Cash-Settled Restricted Stock Units.

Amended and Restated Employment Agreement of Chase Carey

On August 2, 2010, the Compensation Committee also approved the Amended and Restated Employment Agreement, effective as of July 1, 2010, between News America Incorporated and Chase Carey (the “Agreement”), pursuant to which Mr. Carey serves as the Deputy Chairman, President and Chief Operating Officer of the Company. The Agreement amends Mr. Carey’s previous employment agreement with the Company (the “Prior Agreement”) to reflect Mr. Carey’s eligibility to receive the new PSU and Annual Bonus frameworks described above. The material amendments from the Prior Agreement are as follows:

•

In order to increase the portion of total compensation that is performance-based and tied to the long-term performance of the Company, Mr. Carey’s base salary is reduced from $8,100,000 per year to $4,050,000 per year;

•

Mr. Carey will be eligible to receive an Annual Bonus as described under the heading “Annual Bonus” above, and the target amount for the Annual Bonus for each fiscal year of the term of the Agreement shall be $10,000,000 with a maximum performance opportunity of $20,000,000;

•

Mr. Carey will be eligible to receive PSUs as described under the heading “Performance-Based Long Term Incentive Awards” above, and the target amount for the PSUs for each fiscal year of the term of the Agreement shall be $10,000,000 with a PSU Maximum Opportunity as described under the heading “Performance-Based Long Term Incentive Awards” above;

•

In the event that the term of the Agreement expires during the performance period of the PSUs or if Mr. Carey retires during the second or third fiscal years of the applicable performance period, Mr. Carey will continue to be eligible to earn the full value of the PSUs so long as he is not then employed by another company;

•

If Mr. Carey’s employment is terminated during the term of the Agreement due to death or disability, Mr. Carey is entitled to receive: (i) his base salary accrued through the date of termination; (ii) any Annual Bonus payable but not yet paid in respect of any fiscal year or other period ending prior to the date of termination; (iii) supplemental and excess retirement plan (“SERP”) and individual supplemental excess retirement arrangement (“ISERA”) benefits; (iv) continued lifetime health and welfare benefits for Mr. Carey and his surviving spouse; (v) full acceleration of vesting and exercisability of any restricted stock unit awards granted in August 2010; (vi) the right to receive payment of any applicable PSUs if the termination occurs within the second or third fiscal years of the applicable performance period in an amount equal to the full value of any award which will be calculated at the end of the performance period as if no termination had occurred; (vii) a pro-rata portion of the Annual Bonus he would have earned for the then-current fiscal year if such termination had not occurred, calculated based on the pre-determined target Annual Bonus amount established by the Compensation Committee at the beginning of such fiscal year; and (viii) his base salary for the 24 month period after the date of termination.

•

If Mr. Carey’s employment is terminated during the term of the Agreement for cause or without good reason, Mr. Carey is entitled to receive the benefits described in clauses (i) through (iv) above, as well as (a) a pro-rata portion of the Annual Bonus he would have earned for the then-current fiscal year if such termination had not occurred, calculated based solely on the financial and operating performance criteria established by the Compensation Committee as described above and (b) the right to receive payment of any applicable PSUs if the termination occurs within the second or third fiscal years of the applicable performance period in an amount equal to the pro rata value of any PSUs which will be calculated at the end of the performance period.

•

If Mr. Carey’s employment is terminated during the term of the Agreement by the Company without cause or by Mr. Carey with good reason, Mr. Carey is entitled to receive the benefits described in clauses (i) though (vi) and (a) above, as well as one of the following:

a)	if Mr. Carey’s employment is terminated on or prior to June 30, 2011, a lump sum cash amount of $21,200,000;

b)	if Mr. Carey’s employment is terminated on or after July 1, 2011 and prior to July 1, 2013, a lump sum cash amount of $16,200,000 plus an amount equal to the Annual Bonus he received for the fiscal year ended immediately prior to the date of termination; or

c)	if Mr. Carey’s employment is terminated on or after July 1, 2013 and prior June 30, 2014, a lump sum cash amount of $8,100,000 plus an amount equal to the Annual Bonus he received for the fiscal year ended immediately prior to the date of termination.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

10.1	Summary of Terms and Conditions of News Corporation’s Executive Officer Performance Stock Units

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ LAWRENCE A. JACOBS
Lawrence A. Jacobs
Senior Executive Vice President and Group General Counsel

Dated: August 2, 2010

Exhibit Index

Exhibit No.	Description

10.1	Summary of Terms and Conditions of News Corporation’s Executive Officer Performance Stock Units